Segment Reporting (Details)	6 Months Ended
Jun. 30, 2026 Segments
Segment Reporting [Line Items]
Number of operating segment	1
Number of reportable segment	1
Description of CODM	The Company’s chief operating decision maker is the Chief Executive Officer. The Company’s chief operating decision maker uses consolidated operating loss and net loss to measure segment profit or loss, allocate resources, and assess performance.
Chief operating decision maker	Chief Executive Officer